UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 03, 2023

APPLE HOSPITALITY REIT, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-37389	26-1379210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street
Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 804 344-8121

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	APLE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.02, 7.01 and 9.01 of Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2023, the Board of Directors of the Company (the “Board”) appointed Carolyn Handlon to fill the vacancy on the Board and serve as a member of the Board until the 2023 annual meeting of shareholders (the “2023 Annual Meeting”), effective immediately.

Prior to her retirement in April 2022, Ms. Handlon, 65, served as Executive Vice President, Finance and Global Treasurer, of Marriott International, Inc. (Nasdaq: MAR) (“Marriott”) for more than 17 years, with 35 years of leadership experience with Marriott, including oversight of global investments and capital markets for Marriott. Ms. Handlon joined Marriott in 1987 as Corporate Finance Manager and held various positions of increasing seniority and responsibility with Marriott. Prior to joining Marriott in 1987, Ms. Handlon worked for the Overseas Private Investment Corporation and for the Continental Illinois National Bank and Trust. She currently serves on the boards of directors for Invesco Mortgage Capital Inc. (NYSE: IVR) and Science Applications International Corporation (NYSE: SAIC). Ms. Handlon holds a B.A. from Virginia Polytechnic Institute and State University and an M.B.A. from Indiana University.

As a current member of the Board, Ms. Handlon will be entitled to certain compensation that all of the Company’s independent directors receive, including a $185,000 annual retainer (which will be prorated for Ms. Handlon’s service in 2023), with $70,000 paid in cash and $115,000 paid in vested stock grants under the Company’s 2014 Omnibus Incentive Plan, paid in quarterly installments.

Ms. Handlon is expected to be appointed to one or more committees of the Board in May 2023, subject to her re-election to the Board at the 2023 Annual Meeting.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by the Company on March 3, 2023 to announce the appointment of Ms. Handlon to the Board as discussed above is furnished as Exhibit 99.1 to this Current Report.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated March 3, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight
Chief Executive Officer

March 3, 2023